Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Natural Gas Portfolio

May 31, 2021

GAS-QTLY-0721
1.802183.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Energy Equipment & Services - 14.0%
Oil & Gas Equipment & Services - 14.0%
Baker Hughes Co. Class A	174,700	$4,262,680
Cactus, Inc.	24,300	851,472
Championx Corp. (a)	103,600	2,745,400
Core Laboratories NV (b)	37,700	1,575,860
Halliburton Co.	54,300	1,219,035
Liberty Oilfield Services, Inc. Class A (a)	21,500	321,640
ProPetro Holding Corp. (a)	23,200	230,608
Schlumberger Ltd.	149,618	4,687,532
TechnipFMC PLC (a)	282,800	2,429,252
		18,323,479
Food Products - 0.4%
Agricultural Products - 0.4%
Bunge Ltd.	6,400	555,648
Gas Utilities - 0.4%
Gas Utilities - 0.4%
Brookfield Infrastructure Corp. A Shares	7,700	551,166
Oil, Gas & Consumable Fuels - 84.5%
Integrated Oil & Gas - 8.5%
Cenovus Energy, Inc. warrants (a)	47,500	197,600
Exxon Mobil Corp.	38,900	2,270,593
Occidental Petroleum Corp.	208,315	5,407,857
Occidental Petroleum Corp. warrants 8/3/27 (a)	35,950	393,653
Suncor Energy, Inc.	126,100	2,912,910
		11,182,613
Oil & Gas Exploration & Production - 37.4%
Antero Resources Corp. (a)	343,100	4,429,421
APA Corp.	164,500	3,421,600
Canadian Natural Resources Ltd.	115,780	4,008,304
ConocoPhillips Co.	118,500	6,605,190
Devon Energy Corp.	186,200	4,945,472
EOG Resources, Inc.	28,400	2,281,656
Hess Corp.	84,500	7,082,790
Kosmos Energy Ltd. (a)	155,300	493,854
Magnolia Oil & Gas Corp. Class A (a)	217,200	2,806,224
MEG Energy Corp. (a)	162,454	1,078,499
PDC Energy, Inc.	51,200	2,161,664
Pioneer Natural Resources Co.	38,350	5,836,487
Range Resources Corp. (a)(b)	155,900	2,114,004
Viper Energy Partners LP	106,300	1,916,589
		49,181,754
Oil & Gas Refining & Marketing - 2.4%
HollyFrontier Corp.	47,000	1,526,090
Phillips 66 Co.	8,700	732,714
Valero Energy Corp.	11,800	948,720
		3,207,524
Oil & Gas Storage & Transport - 36.2%
Cheniere Energy, Inc. (a)	19,700	1,672,530
Enbridge, Inc.	232,100	8,928,179
Energy Transfer LP	138,100	1,367,190
Enterprise Products Partners LP	119,400	2,819,034
Equitrans Midstream Corp.	149,800	1,234,352
Gibson Energy, Inc.	89,700	1,772,393
Kinder Morgan, Inc.	221,200	4,056,808
Magellan Midstream Partners LP	54,200	2,671,518
Pembina Pipeline Corp.	130,600	4,221,622
Targa Resources Corp.	136,100	5,288,846
TC Energy Corp.	89,619	4,577,947
The Williams Companies, Inc.	341,829	9,003,775
		47,614,194

TOTAL OIL, GAS & CONSUMABLE FUELS		111,186,085

TOTAL COMMON STOCKS
(Cost $103,585,039)		130,616,378

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.03% (c)	682,903	683,039
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	2,983,207	2,983,505
TOTAL MONEY MARKET FUNDS
(Cost $3,666,544)		3,666,544
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $107,251,583)		134,282,922
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(2,731,865)
NET ASSETS - 100%		$131,551,057

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35
Fidelity Securities Lending Cash Central Fund	2,270
Total	$2,305

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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